UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-4318



                        The American Funds Income Series
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                       Date of fiscal year end: August 31

                    Date of reporting period: August 31, 2005





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

U.S. GOVERNMENT SECURITIES FUND

[cover: evening photo of the Memorial Bridge with the Lincoln Memorial in the background]

LOOKING BACK ON 20 YEARS

Annual report for the year ended August 31, 2005

U.S. GOVERNMENT SECURITIES FUND(SM) seeks a high level of current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

This fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                               page
Letter to shareholders                                                    1
The value of a long-term perspective                                      3
Special report: Looking back on 20 years                                  4
Summary investment portfolio                                              8
Financial statements                                                     11
Trustees and officers                                                    27
What makes American Funds different?                             back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2005 (the most recent calendar quarter):

Class A shares                                                               1 year            5 years          10 years

Reflecting 3.75% maximum sales charge                                         -1.79%           +4.48%            +5.08%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 18 for details.

The fund's 30-day yield for Class A shares as of September 30, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 3.46%, which reflects a fee waiver (3.43% without the fee waiver). The fund's distribution rate for Class A shares as of that date was 3.50% (3.47% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 22. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.


FELLOW SHAREHOLDERS:

[evening photo of the Memorial Bridge with the Lincoln Memorial in the background]

During the past fiscal year, bond investors faced an unusual duality: Rising interest rates constrained returns on short-term securities, while strong demand and moderate inflation helped boost returns on long-term debt. Overall, the fund's return rested largely on the income it produced.

For the year ended August 31, 2005, U.S. Government Securities Fund produced a total return of 3.2%. Shareholders earned monthly dividends totaling 46 cents a share. Those who reinvested their dividends recorded an income return of 3.4%. Those who elected to receive dividends in cash had an income return of 3.3% and saw the value of their shares slip two cents a share.

Over the same 12 months, the general U.S. government funds monitored by Lipper produced an average return of 3.8%. In comparison, the unmanaged Citigroup Treasury/Government-Sponsored/Mortgage Index recorded a 4.0% return. Fund results fell short of these measures largely because of its lower exposure to long-term bonds. Comparative results for longer time periods are shown in the table below.

A REMINDER ON DIVIDENDS: Beginning with the October dividend, the fund's dividend date changed from the 20th of each month to the 28th. As a result, the October 2005 dividend was based on earnings from September 21 to October 28.

A TALE OF TWO MARKETS

In June 2004, the Federal Reserve Board began raising its target lending rate in an effort to reduce the high degree of monetary stimulus (easy money) that low interest rates foster. At the time, the federal funds rate stood at a historical low of 1.0%. Since then, the Fed has raised rates 11 times, a quarter point each, bringing its benchmark short-term rate to 3.75%.

When the Fed raised rates in the past, the market responded with higher yields across the full spectrum of bond maturities. This time, however, has been different. Short-term yields rose in response to the Fed rate increases, while long-term yields declined instead. (When a bond's yield rises, its price declines, and vice versa.) The diverse directions of long- and short-term yields have resulted in a Treasury yield curve that is nearly flat, as can be seen in the chart on page 2. Moreover, the uncharacteristic resilience of long-term bonds has baffled many professionals, including Federal Reserve Chairman Alan Greenspan, who called the phenomenon a "conundrum."

Within the  government  bond sector,  long-term  Treasuries  and federal  agency debentures posted the highest returns for the fiscal year. Returns for mortgage-backed obligations, short-term Treasuries and agencies were significantly lower, according to the Citigroup index.

[Begin Sidebar]
RESULTS AT A GLANCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED AUGUST 31, 2005, WITH ALL DISTRIBUTIONS REINVESTED

                                                                          1 year         5 years        10 years         Lifetime(1)

U.S. Government Securities Fund                                           3.23%          5.61%            5.69%           7.02%
Citigroup Treasury/Government-Sponsored/
     Mortgage Index(2)                                                    4.04           6.57             6.60            8.11
Lipper General U.S. Government Funds Average                              3.75           5.72             5.60            7.01

(1) Since October 17, 1985.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund.
[End Sidebar]

PROTECTING PRINCIPAL AS RATES RISE

Many shareholders look to government securities for an element of safety in their bond portfolio. The portfolio counselors of U.S. Government Securities Fund understand that and took steps to safeguard shareholder principal when interest rates began to rise. Although government securities carry no credit risk, they are vulnerable to interest rate fluctuations, as most bonds are.

When rates rise, the portfolio counselors typically assume a defensive investment strategy and reduce the maturity structure of the fund's portfolio. Short-term bonds generally retain more of their value than do long-term bonds when interest rates rise. For the same change in yield or market rate, the price of a short-term bond changes less than does the price of a comparable long-term bond. Thus far, long-term bonds have not moved higher, as they have in previous rising-rate cycles.

That resilience, however, does not mean that long-term bonds are now immune to rate increases. The difference between short-term and long-term rates has narrowed significantly over the past year; if the Fed continues to raise short-term rates, long-term rates could soon be nudged higher. Additionally, continued high oil prices may serve to raise inflation pressures if manufacturers elect to pass along their higher energy costs to consumers. In short, we believe that the present level of uncertainty surrounding the outlook for interest rates warrants continued caution on our part in order to safeguard shareholder principal.

THE VALUE OF A LONG-TERM PERSPECTIVE

U.S. Government Securities Fund was born 20 years ago this October during a period of declining interest rates and oil prices. To mark this occasion, our special report beginning on page 4 offers shareholders a look back on the fund's two decades. In the report, we take a look at how the fund fared through other interest rate cycles to illustrate how active management can limit the impact of adverse market conditions.

At American Funds, we take a long-term view on every investment decision we make. We believe that such a view helps put short-term trends in perspective and keeps us focused on the investment goals and needs of our shareholders. To that end, U.S. Government Securities Fund has served its shareholders well, providing a cumulative lifetime return of 285% as of August 31, 2005, handily surpassing the cumulative effects of inflation, with a portfolio of bonds that are among the safest available.

We thank you for your continued support and confidence.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 12, 2005

For current information about the fund, visit americanfunds.com.

Martin Fenton, an independent Trustee of the fund since 1989, has been elected non-executive chairman of the Board. Paul G. Haaga, Jr., the previous chairman, has been elected vice chairman. As independent Board chair, Mr. Fenton will chair Board meetings, including executive sessions of the independent Trustees, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.


TREASURY YIELD CURVES
                                                              Source: Bloomberg

[begin line chart]
                 8/31/04         8/31/05

3 Month            1.578           3.498
6 Month            1.790           3.707
2 Year             2.391           3.811
3 Year             2.728           3.820
5 Year             3.307           3.859
10 Year            4.117           4.014
30 Year            4.927           4.254
[end line chart]


THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN (for the period October 17, 1985, to August 31, 2005, with dividends reinvested)

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.


[begin mountain chart]

                                               Lipper General
                     Citigroup         U.S.              U.S.
              Treasury/Govern-   Government        Government        Consumer
               ment-Sponsored/   Securities             Funds           Price     Original
Year        Mortgage Index (2)         Fund       Average (3)         Index(4)  Investment
10/17/85               $10,000       $9,625           $10,000         $10,000      $10,000
1986*                  $11,900      $10,919           $11,846         $10,092      $10,000
1987                   $12,029      $11,095           $11,805         $10,524      $10,000
1988                   $13,015      $12,028           $12,624         $10,948      $10,000
1989                   $14,707      $13,210           $13,970         $11,463      $10,000
1990                   $15,806      $14,280           $14,792         $12,107      $10,000
1991                   $18,102      $16,025           $16,780         $12,567      $10,000
1992                   $20,516      $18,126           $18,877         $12,962      $10,000
1993                   $22,688      $20,372           $20,918         $13,321      $10,000
1994                   $22,386      $19,621           $20,254         $13,707      $10,000
1995                   $24,841      $21,308           $22,253         $14,066      $10,000
1996                   $25,879      $22,023           $22,843         $14,471      $10,000
1997                   $28,397      $24,023           $24,927         $14,793      $10,000
1998                   $31,484      $26,353           $27,622         $15,032      $10,000
1999                   $31,736      $26,342           $27,343         $15,373      $10,000
2000                   $34,245      $28,204           $29,202         $15,897      $10,000
2001                   $38,265      $31,224           $32,411         $16,329      $10,000
2002                   $41,656      $33,581           $35,071         $16,624      $10,000
2003                   $42,810      $34,350           $35,596         $16,983      $10,000
2004                   $45,246      $35,894           $37,219         $17,433      $10,000
2005                   $47,074      $37,054           $38,431         $18,068      $10,000
Year ended August 31

[end mountain chart]

*For the period 10/17/85 to 8/31/86.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The index is unmanaged and does not reflect sales charges, commissions, or expenses.
(3) Calculated by Lipper. The average does not reflect sales charges.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

AVERAGE ANNUAL TOTAL RETURNS BASED ON A $1,000 INVESTMENT (FOR PERIODS ENDED AUGUST 31, 2005)*

                                                           1 year                    5 years                   10 years

Class A shares                                             -0.67%                    +4.80%                     +5.28%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge. The maximum initial sales charge was 4.75% prior to January 10, 2000.

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 18 for details.

[photo of the corner of the Lincoln Memorial with the Washington Memorial and the Capitol Building in the background]

[Begin Sidebar]
10-YEAR TREASURY YIELDS

This chart depicts the changing yield on 10-year U.S. Treasury bonds. It serves as a barometer for the broader market, indicating periods of rising and falling yields.

[begin timeline chart]

09/1985        10.37
12/1985         9.26
03/1986         7.78
06/1986         7.80
09/1986         7.45
12/1986         7.11
03/1987         7.25   Black Monday, October 19, the largest one-day stock
06/1987         8.40   market crash in history.
09/1987         9.42
12/1987         8.99
03/1988         8.37
06/1988         8.92
09/1988         8.98
12/1988         9.11
03/1989         9.36
06/1989         8.28
09/1989         8.19
12/1989         7.84
03/1990         8.59
06/1990         8.48   Iraq invades Kuwait, setting the stage
09/1990         8.89   for the Gulf War.
12/1990         8.08      Period of
03/1991         8.11      economic recession
06/1991         8.28
09/1991         7.65
12/1991         7.09
03/1992         7.54
06/1992         7.26
09/1992         6.42
12/1992         6.77
03/1993         5.98
06/1993         5.96
09/1993         5.36
12/1993         5.77    A sharp sell-off in the bond market begins as the Fed
03/1994         6.48    hikes short-term rates.
06/1994         7.10
09/1994         7.46
12/1994         7.81
03/1995         7.20
06/1995         6.17
09/1995         6.20
12/1995         5.71
03/1996         6.27
06/1996         6.91
09/1996         6.83
12/1996         6.30
03/1997         6.69    Thailand  devalues  the baht,  setting  off a wave
06/1997         6.49    of currency  devaluations  in Southeast Asia.
09/1997         6.21
12/1997         5.81
03/1998         5.65   Russia  defaults,  creating an  international  bond
06/1998         5.50   crisis that sends  Treasury prices higher.
09/1998         4.81
12/1998         4.65
03/1999         5.23
06/1999         5.90
09/1999         5.92
12/1999         6.28
03/2000         6.26   The tech bubble bursts, sending stock prices
06/2000         6.10   plunging.
09/2000         5.80
12/2000         5.24
03/2001         4.89
06/2001         5.28
09/2001         4.73
12/2001         5.09      Period of
03/2002         5.28      economic recession
06/2002         4.93
09/2002         3.87
12/2002         4.03
03/2003         3.81   The 10-year Treasury bond hits a 45-year low
06/2003         3.33   of 3.13%.
09/2003         4.27
12/2003         4.27
03/2004         3.83
06/2004         4.73
09/2004         4.13
12/2004         4.23
03/2005         4.50
06/2005         4.00
08/2005         4.26
[end chart]

Sources: Federal Reserve Board; National Bureau of Economic Research

(9/30/85 through 8/31/05)
[End Sidebar]

LOOKING BACK ON 20 YEARS

U.S. Government Securities Fund began its third decade on October 17. This milestone presents us with the opportunity to step back and examine the fund's long-term track record and to reassess the fund's objective in light of changing market conditions. For new shareholders, this affords an introduction to the fund itself -- the distinct qualities of its investments and the way it is managed. For all shareholders, we hope this discussion reaffirms the fund's stature as a vital ingredient in an investment portfolio designed to help you reach your long-term investment goals.

AN EXPANDING UNIVERSE

U.S. Government Securities Fund invests primarily in debt obligations that are guaranteed by the U.S. government. This includes Treasury notes and bonds as well as Ginnie Mae's mortgage-backed securities. The fund also invests in securities sponsored by the U.S. government, such as the various debt obligations of Fannie Mae and Freddie Mac.

Since the fund's inception 20 years ago, government securities have multiplied significantly. In 1985, Treasuries were the largest single sector of the U.S. bond market, totaling $1.4 trillion and accounting for more than 31% of all debt outstanding.* The combined total of mortgage-backed securities and federal agency bonds amounted to $666 billion, less than half of all Treasury debt outstanding.

*Source: Bond Market Association, data through 2005 Q2.

Two decades later, the offspring have outpaced the parent. Mortgage-backed securities are now the market leader with more than $5.6 trillion in debt outstanding, topping Treasuries by more than a third, while the total of outstanding agency bonds has reached $2.7 trillion, or 67% of outstanding Treasuries. Nonetheless, Treasuries have increased nearly three-fold, topping the $4 trillion mark earlier this year. So, while the fund's focus on government securities is intentionally restricted, its investment possibilities are numerous.

Despite its limited focus, U.S. Government Securities Fund, with more than 250 individual bonds, provides a high degree of variety in terms of coupons, maturities and issuing entities. This variety is important because it helps the fund weather changes in the bond market environment. While U.S.
government-guaranteed bonds are free of credit concerns -- a particularly appealing feature for cautious investors -- they are still subject to market forces, which include the outlook for inflation and the economy, movements in interest rates, and the fundamentals of supply and demand. Separately or together, these forces can alter the market value of any bond over time and have a direct bearing on the changing value of the fund's share price.

TAKING STEPS TO SMOOTH THE BUMPS

Government securities appeal to a broad range of investors, especially those seeking to create a "safe haven" within their portfolio of holdings. Such bonds are frequently in high demand during periods of economic or market uncertainty and global unrest. This was evident earlier this decade when the stock market plunged and our economy slipped into recession. For three consecutive years, Standard & Poor's 500 Composite Index produced negative results (-9.1% in 2000, -11.9% in 2001 and -22.1% in 2002), while government bonds, as measured by the Citigroup Treasury/Government-Sponsored/Mortgage Index, provided a refuge for investors with solidly positive returns (+12.3% in 2000, +7.7% in 2001 and +10.2% in 2002). Not only did bonds lessen the pain of stock market losses, but government securities posted some of the best bond market results during those difficult years.

Mindful of the safety that investors seek from government securities, the fund's portfolio counselors actively manage the fund with an eye to protecting shareholder principal. Indeed, that is one of the fund's stated objectives. In practice, this means implementing investment strategies that help to weather market fluctuations and lessen the negative effects of rising rates -- one of the biggest threats to bond price stability.

[photo of the Capitol Reflecting Pool in the foreground with the Capitol Building in the background]

[Begin Sidebar]
Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.
[End Sidebar]

The fund has experienced several challenging interest rate cycles -- or bear bond markets -- in its 20 years, though most have been relatively short-lived, lasting for months, not years. The most infamous of these occurred in 1994 when the Federal Reserve Board began raising short-term rates abruptly, startling an unprepared bond market. Bond prices fell quickly in all sectors of the market. Long-term bonds suffered the largest price declines, which is often the case when interest rates rise. The fund's total return for fiscal 1994, -3.7%, was the weakest in its 20-year history. Yet, some bond investments fared worse; the return on the 10-year Treasury bond for the same period was -7.1%.

In 1994, the fund's portfolio counselors shortened the maturity structure of the fund's portfolio to help lessen the impact of rising rates. They employed a similar strategy during the past year in light of the Fed's measured rate increases. Although long-term rates have not (yet) risen in response to the Fed's rate hikes, the fund's managers continue to balance the fund's income objective with preservation of capital.

LESSONS FROM EXPERIENCE

Hindsight offers lessons for those willing to learn; for investors, one of the lessons is patience. Though 1994 jarred many bond investors, 1995 proved rewarding. The fund's return for that fiscal year totaled 8.6%. Similarly, other periods of rising rates and low total returns -- notably fiscal 1987 and 1999 -- were followed by years of strong returns for the fund. Of course, past results do not portend future results, and returns are not guaranteed. Yet we can say with conviction that investors are likely to do better over the long term by remaining invested through entire market cycles rather than trying to pick market tops and bottoms. This is especially the case for bond fund investors because the income that the fund generates helps to mitigate the effects of price fluctuations over time. When reinvested, that income helps boost future income by increasing the number of shares owned.

The investment strategies of the fund's portfolio counselors not only aim to protect principal, they also seek to provide a high level of current income. This objective has become more challenging over the years because of the historic decline in interest rates that has occurred over the life of the fund. One measure of this trend can be seen in the chart on page 5, which depicts the current yield on the 10-year Treasury bond over the past 20 years.

The fund's search for income is helped by the variety of bond issues and issuers it has been able to access. The investment portfolio, which follows this article, offers a summary of the fund's largest holdings. Some of these bonds were purchased years ago when interest rates were much higher; others offer adjustable interest rates that increase (decrease) as market rates rise (fall), helping to moderate market fluctuations. Knowing which bonds offer the best value for the fund at any given time requires not only a comprehensive understanding of the various debt obligations that are a part of the government securities sector, but also a broad knowledge of market history and behavior.

MANAGING FROM EXPERIENCE

Collectively, the fund's three portfolio counselors bring more than 50 years of professional experience* to the task. John Smet, current president of the fund, has been involved with the fund since its inception. Thomas Hogh and Michael Locke each have nearly a decade of involvement, either as a portfolio counselor or research analyst; both have extensive backgrounds in government securities. The fund's research portfolio adds another layer of expertise by incorporating the best investment ideas of three of our government bond analysts: Kevin Adams, who specializes in Treasury Inflation-Protected Securities (TIPS); Fergus MacDonald, who focuses on federal agency mortgage-backed obligations; and Wesley Phoa, who analyzes the Treasury and agency markets. This deep bench of experience is a vital asset both in the search for income and for helping to safeguard shareholder principal.

*As of November 2005.

Government securities, by virtue of their implied safety, will always have a valued position in a well-diversified investment portfolio. We believe that the active management the fund offers provides additional benefits. Over the years, the fund's counselors have guided U.S. Government Securities Fund through various market cycles. In the process, they have crafted a dynamic investment for its shareholders, one that anticipates and responds to changes in the investment climate and preserves the values of the fund's objectives. This has been our accomplishment over the past two decades, and it is our goal for the next.

[Begin Sidebar]
20 YEARS AT A GLANCE

[photo of former President Ronald Reagan]

1985

U.S. Government Securities Fund was launched in 1985 amid a market environment distinctly different from today. Interest rates were declining, as were energy prices. Inflation, which had dogged the 1970s and early '80s, had finally moderated. In this bond-friendly environment, the fund's initial portfolio consisted largely of federal agency obligations. Government bonds got a large boost shortly after the fund's second anniversary, when the stock market plunged on "Black Monday." In the weeks that followed, Treasury prices soared.

[photo of former Secretary of the Treasury, Robert Rubin and former President William Clinton]

1990

The early 1990s ushered in a recession and a period of declining interest rates. In 1992, short-term rates dipped to their lowest levels in three decades; in 1993, long-term rates reached 25-year lows. By 1994, however, the economy had revived significantly, and fearing a surge in inflation, the Fed began raising short-term rates abruptly. This resulted in a large sell-off in the bond market, tagging 1994 as the worst year for bonds in more than 25 years.

[photo of Chairman of the Federal Reserve, Alan Greenspan]

1995

The latter 1990s produced a generally buoyant economy for Americans. International developments, however, gave government bonds a lift. In 1997, the Asian currency crisis fueled strong demand for Treasuries; then in 1998, a default by Russia, concerns about a global recession and problems at Long-Term Capital Management hedge fund ignited another flight to quality. By 1999, momentum shifted: strong economic growth raised concerns about inflation, and rising rates pushed bond prices lower. In 1999, the bond market suffered its worst year since 1994.

[photo of President George W. Bush]

2000

The new millennium began with a large hangover in the stock market. As stock prices plunged, bonds rallied. By early 2001, the economy was entering another recession, and government bonds continued to offer a safe haven for weary investors. 2002 flushed corporate scandals to the fore, creating fresh demand for safe investments. For the third year in a row, bond returns bested stocks. By June 2003, 10-year Treasury rates hit a 45-year low of 3.13%; yet the very next month, the bond market sold off, and Treasuries recorded their worst one-month price decline in over 20 years. With evidence of economic recovery well under way, the Fed began raising its federal funds rate from a historic low of 1.0% in June 2004. More than a year later, short-term rates are nearly three points higher, but long-term rates have barely budged -- a rare bond market event. The rest, as they say, will be history.

2005
[End Sidebar]


Summary investment portfolio, August 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]

U.S. Treasury bonds & notes                                               45.6%
Mortgage-backed obligations                                               35.4%
Federal agency bonds & notes                                              16.9%
Short-term securities and other assets less liabilities                    2.1%
[end pie chart]


Quality breakdown
as of August 31, 2005                       Percent of
                                            net assets

U.S. government obligations*                     66.7%
Federal agencies                                 31.2
Short-term securities and
  other assets less liabilities                   2.1

*These securities are guaranteed by the full faith and credit of the United States government.



                                                                                      Principal         Market         Percent
                                                                                         amount          value          of net
Bonds & notes  - 97.91%                                                                   (000)          (000)          assets

U.S. Treasury bonds & notes  - 45.64%
 6.875% 2006                                                                            $28,000        $28,608
 3.25% 2007                                                                              36,985         36,586
 6.25% 2007                                                                              44,500         46,058
 3.375% 2008                                                                             22,000         21,694
 3.625% 2008 (1)                                                                         34,047         36,068
 3.625% 2009                                                                            138,000        136,889
 3.875% 2009 (1)                                                                         14,232         15,448
 5.50% 2009                                                                             107,750        113,970
 4.00% 2010                                                                              72,500         72,907
 5.75% 2010                                                                              71,435         77,463
 4.375% 2012                                                                             17,355         17,868
 3.625% 2013 (2)                                                                         18,000         17,626
 3.875% 2013                                                                             50,485         50,256
 4.25% 2013                                                                              39,500         40,241
 2.00% 2014 (1)                                                                          24,184         24,870
 4.25% 2014                                                                              76,250         77,549
 9.25% 2016                                                                              15,380         22,070
 8.875% 2019                                                                             20,100         29,660
 6.50% 2026                                                                              21,250         27,622
 5.25% 2029                                                                              42,750         48,635
 5.375% 2031                                                                             37,250         43,664
 0%-12.00% 2006-2032  (1) (2)                                                           129,334        132,955          45.64%
                                                                                                     1,118,707           45.64

Mortgage-backed obligations (3) - 35.35%
Government National Mortgage Association:
 6.50% 2034                                                                              16,317         17,092
 7.00% 2034                                                                              13,547         14,344
 4.00% 2035 (4)                                                                          14,210         14,032
 4.50% 2035 (4)                                                                          14,968         14,932
 4.50% 2035 (4)                                                                          13,767         13,725
 5.00% 2035 (4)                                                                          47,059         47,359
 5.00% 2035                                                                              15,598         15,648
 5.50% 2035                                                                              24,854         25,290
 5.50% 2035                                                                              17,200         17,502
 6.00% 2035                                                                              59,499         61,174
 6.00% 2035                                                                              21,524         22,130
 6.00% 2035                                                                              17,601         18,097
 3.624%-10.00% 2009-2035 (4)                                                            160,586        163,555           18.15
Fannie Mae:
 5.50% 2018                                                                              16,737         17,118
 4.195% 2033 (4)                                                                         14,903         14,872
 6.00% 2034                                                                              20,226         20,705
 5.50% 2035                                                                              13,930         14,079
 Series 2003-T1, Class B, 4.491% 2012                                                    15,000         15,091
 Series 1997-M6, Class ZA, 6.85% 2026                                                    17,271         18,078
 Series 2005-29, Class AK, 4.50% 2035                                                    27,683         27,403
 3.063%-12.00% 2006-2042 (4)                                                            149,741        154,596           11.50
Freddie Mac:
 6.00% 2033                                                                              23,660         24,218
 6.00% 2034                                                                              27,505         28,153
 4.648% 2035 (4)                                                                         26,283         26,282
 1.876%-12.00% 2007-2036 (4)                                                             58,957         60,650            5.68
Other securities                                                                                           377             .02
                                                                                                       866,502           35.35

Federal agency bonds & notes  - 16.92%
Freddie Mac:
 5.75% 2009                                                                              60,000         63,213
 6.625% 2009                                                                             69,000         75,360
 4.125% 2010                                                                             76,250         76,064
 5.00% 2014                                                                              26,000         27,284
 3.35%-5.125% 2007-2008                                                                  16,500         16,712           10.55
Federal Home Loan Bank:
 3.70% 2007                                                                              14,535         14,422
 3.75% 2007                                                                              24,280         24,114
 2.875%-5.75% 2006-2008                                                                  24,100         24,265            2.56
Small Business Administration 4.75%-6.625% 2021-2023 (3)                                 46,900         49,094            2.00
Fannie Mae 6.625% 2009                                                                   11,900         12,995             .53
Other securities                                                                                        31,295            1.28
                                                                                                       414,818           16.92


Total bonds & notes (cost: $2,376,424,000)                                                           2,400,027           97.91



                                                                                      Principal         Market         Percent
                                                                                         amount          value          of net
Short-term securities  - 1.91%                                                            (000)          (000)          assets


Federal Home Loan Bank 3.20% due 9/1/2005                                               $46,800        $46,796           1.91%

Total short-term securities (cost: $46,796,000)                                                         46,796            1.91


Total investment securities (cost: $2,423,220,000)                                                   2,446,823           99.82
Other assets less liabilities                                                                            4,321             .18

Net assets                                                                                          $2,451,144         100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Coupon rate may change periodically.

See Notes to Financial Statements


FINANCIAL STATEMENTS

Statement of assets and liabilities
at August 31, 2005                            (dollars and shares in thousands,
                                                      except per-share amounts)

Assets:
 Investment securities at market (cost: $2,423,220)                                                                  $2,446,823
 Cash                                                                                                                       122
 Receivables for:
  Sales of investments                                                                    $51,345
  Sales of fund's shares                                                                    5,027
  Interest                                                                                 18,007                        74,379
                                                                                                                      2,521,324
Liabilities:
 Payables for:
  Purchases of investments                                                                 61,682
  Repurchases of fund's shares                                                              3,080
  Dividends on fund's shares                                                                2,470
  Investment advisory services                                                                551
  Services provided by affiliates                                                           2,162
  Deferred Trustees' compensation                                                             130
  Other fees and expenses                                                                     105                        70,180
Net assets at August 31, 2005                                                                                        $2,451,144

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                    $2,446,072
 Distributions in excess of net investment income                                                                          (101)
 Accumulated net realized loss                                                                                          (18,430)
 Net unrealized appreciation                                                                                             23,603
Net assets at August 31, 2005                                                                                        $2,451,144


Shares of beneficial interest issued and outstanding - unlimited shares authorized (178,635 total shares outstanding)

                                                                                                                  Net asset value
                                                                   Net assets         Shares outstanding            per share (1)
Class A                                                            $1,801,308                    131,276                   $13.72
Class B                                                               196,260                     14,303                    13.72
Class C                                                               119,922                      8,740                    13.72
Class F                                                                53,670                      3,911                    13.72
Class 529-A                                                            37,810                      2,755                    13.72
Class 529-B                                                            13,728                      1,000                    13.72
Class 529-C                                                            22,858                      1,666                    13.72
Class 529-E                                                             3,034                        221                    13.72
Class 529-F                                                             1,644                        120                    13.72
Class R-1                                                               3,119                        227                    13.72
Class R-2                                                              85,165                      6,207                    13.72
Class R-3                                                              91,187                      6,646                    13.72
Class R-4                                                              13,442                        980                    13.72
Class R-5                                                               7,997                        583                    13.72

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $14.25 for each.

See Notes to Financial Statements


Statement of operations
for the year ended August 31, 2005                      (dollars in thousands)

Investment income:
 Income:
  Interest                                                                                                              $95,741

 Fees and expenses:(1)
  Investment advisory services                                                           $7,212
  Distribution services                                                                   9,595
  Transfer agent services                                                                 3,256
  Administrative services                                                                 1,561
  Reports to shareholders                                                                   179
  Registration statement and prospectus                                                     151
  Postage, stationery and supplies                                                          431
  Trustees' compensation                                                                     61
  Auditing and legal                                                                         93
  Custodian                                                                                  17
  State and local taxes                                                                      28
  Other                                                                                      20
  Total fees and expenses before reimbursements/waivers                                  22,604
 Less reimbursement/waiver of fees and expenses:
  Investment advisory services                                                              513
  Administrative services                                                                   432
  Total fees and expenses after reimbursements/waivers                                                                   21,659
 Net investment income                                                                                                   74,082

Net realized gain and unrealized depreciation on investments:
 Net realized gain on investments                                                                                        22,908
 Net unrealized depreciation on investments                                                                             (23,099)
  Net realized gain and unrealized depreciation on investments                                                             (191)
Net increase in net assets resulting from operations                                                                    $73,891

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements




Statements of changes in net assets
                                                         (dollars in thousands)

                                                                                                   Year ended August 31
                                                                                            2005                            2004
Operations:
 Net investment income                                                                    $74,082                        $79,515
 Net realized gain on investments                                                          22,908                         10,131
 Net unrealized (depreciation) appreciation on investments                                (23,099)                        26,177
  Net increase in net assets resulting from operations                                     73,891                        115,823


Dividends paid or accrued to shareholders from net investment income                      (77,980)                       (84,098)

Capital share transactions                                                                (49,511)                      (560,790)

Total decrease in net assets                                                              (53,600)                      (529,065)

Net assets:
 Beginning of year                                                                      2,504,744                      3,033,809
 End of year (including distributions in excess of
  net investment income: $(101) and $(65), respectively)                               $2,451,144                     $2,504,744

See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks a high level of current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

-------------------------------------------------------------------------------------------------------
      Share class         Initial sales charge     Contingent deferred sales      Conversion feature
                                                     charge upon redemption
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
  Classes A and 529-A          Up to 3.75%        None (except 1% for certain            None
                                                  redemptions within one year
                                                     of purchase without an
                                                     initial sales charge)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
  Classes B and 529-B             None             Declines from 5% to 0% for     Classes B and 529-B
                                                  redemptions within six years   convert to classes A
                                                          of purchase                 and 529-A,
                                                                                  respectively, after
                                                                                      eight years
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
        Class C                   None           1% for redemptions within one    Class C converts to
                                                        year of purchase           Class F after 10
                                                                                         years
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
      Class 529-C                 None           1% for redemptions within one           None
                                                        year of purchase
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
      Class 529-E                 None                        None                       None
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
  Classes F and 529-F             None                        None                       None
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
 Classes R-1, R-2, R-3,           None                        None                       None
      R-4 and R-5
-------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

--------
CollegeAmerica is a registered trademark of the Virginia College Savings
Plan.(SM)


SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; cost of investments sold; paydowns on investments; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of August 31, 2005, the cost of investment securities for federal income tax purposes was $2,423,234,000.

During the year ended August 31, 2005, the fund reclassified $1,756,000 from capital paid in on shares of beneficial interest to accumulated net realized loss, $3,867,000 from accumulated net realized loss to undistributed net investment income, and $5,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                            $2,499
Short-term and long-term capital loss deferrals                                                               (18,416)
Gross unrealized appreciation on investment securities                                                         31,866
Gross unrealized depreciation on investment securities                                                         (8,277)
Net unrealized appreciation on investment securities                                                           23,589

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $4,377,000, $5,664,000 and $8,375,000 expiring in 2006, 2008 and 2009, respectively. These numbers reflect the expiration of a capital loss carryforward of $1,756,000 and the utilization of a capital loss carryforward of $18,834,000 during the year ended August 31, 2005. The remaining capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended August 31, 2005, the fund realized, on a tax basis, a net capital gain of $18,834,000.

Ordinary income distributions paid or accrued to shareholders were as follows (dollars in thousands):

                                                               Year ended August 31
Share class                                               2005                        2004
Class A                                               $ 60,566                    $ 67,777
Class B                                                  5,444                       6,272
Class C                                                  3,078                       3,482
Class F                                                  1,494                         937
Class 529-A                                              1,158                       1,028
Class 529-B                                                332                         331
Class 529-C                                                551                         505
Class 529-E                                                 85                          68
Class 529-F                                                 44                          29
Class R-1                                                   67                          40
Class R-2                                                2,014                       1,404
Class R-3                                                2,519                       1,784
Class R-4                                                  356                         209
Class R-5                                                  272                         232
Total                                                 $ 77,980                    $ 84,098

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended August 31, 2005, total investment advisory services fees waived by CRMC were $513,000. As a result, the fee shown on the accompanying financial statements of $7,212,000, which was equivalent to an annualized rate of 0.295%, was reduced to $6,699,000, or 0.274% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the Board of Trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

          For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2005, the total administrative services fees paid by CRMC were $4,000, $345,000 and $83,000 for classes R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described above for the year ended August 31, 2005, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $4,733           $2,960         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          2,075             296          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          1,190          Included             $179                $60            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           112           Included              61                 19             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         67            Included              51                 13                  $35
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         135           Included              19                  9                   14
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         222           Included              32                 13                   22
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E         14            Included              4                   1                   3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          2            Included              2                   1                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          26            Included              4                   5             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          574           Included             115                 550            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          419           Included             126                 196            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          26            Included              16                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              7                   1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $9,595           $3,256              $616               $870                 $75
         --------------------------------------------------------------------------------------------------------------

DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation of $61,000, shown on the accompanying financial statements, includes $44,000 in current fees (either paid in cash or deferred) and a net increase of $17,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                                     Sales(1)                 Reinvestments of dividends
                                                                           Amount       Shares                Amount       Shares
Year ended August 31, 2005
Class A                                                                 $ 354,359       25,921              $ 53,349        3,899
Class B                                                                    22,360        1,635                 4,865          355
Class C                                                                    34,774        2,544                 2,713          198
Class F                                                                    36,668        2,679                 1,201           88
Class 529-A                                                                 8,679          635                 1,144           83
Class 529-B                                                                 1,883          137                   329           24
Class 529-C                                                                 5,454          399                   545           40
Class 529-E                                                                   940           69                    83            6
Class 529-F                                                                   557           41                    43            3
Class R-1                                                                   1,566          114                    66            5
Class R-2                                                                  36,449        2,666                 1,979          145
Class R-3                                                                  34,716        2,538                 2,481          182
Class R-4                                                                   7,448          545                   348           26
Class R-5                                                                   4,126          301                   224           17
Total net increase
   (decrease)                                                           $ 549,979       40,224              $ 69,370        5,071

Year ended August 31, 2004
Class A                                                                 $ 421,261       30,787              $ 59,101        4,322
Class B                                                                    37,807        2,763                 5,601          410
Class C                                                                    39,279        2,870                 3,031          222
Class F                                                                    24,351        1,776                   705           52
Class 529-A                                                                10,260          751                 1,015           74
Class 529-B                                                                 2,832          207                   325           24
Class 529-C                                                                 6,693          489                   497           36
Class 529-E                                                                   940           68                    67            5
Class 529-F                                                                   518           38                    28            2
Class R-1                                                                   1,603          117                    39            3
Class R-2                                                                  44,806        3,274                 1,367          100
Class R-3                                                                  40,344        2,949                 1,747          128
Class R-4                                                                   5,418          396                   205           15
Class R-5                                                                   3,945          286                   155           11
Total net increase
   (decrease)                                                           $ 640,057       46,771              $ 73,883        5,404



Share class                                                                  Repurchases(1)                 Net (decrease) increase
                                                                         Amount         Shares                Amount        Shares
Year ended August 31, 2005
Class A                                                              $ (502,917)       (36,782)            $ (95,209)       (6,962)
Class B                                                                 (51,280)        (3,752)              (24,055)       (1,762)
Class C                                                                 (39,655)        (2,902)               (2,168)         (160)
Class F                                                                 (16,698)        (1,222)               21,171         1,545
Class 529-A                                                              (5,415)          (396)                4,408           322
Class 529-B                                                              (1,847)          (135)                  365            26
Class 529-C                                                              (4,462)          (327)                1,537           112
Class 529-E                                                                (467)           (34)                  556            41
Class 529-F                                                                 (27)            (2)                  573            42
Class R-1                                                                  (695)           (51)                  937            68
Class R-2                                                               (20,817)        (1,523)               17,611         1,288
Class R-3                                                               (18,418)        (1,348)               18,779         1,372
Class R-4                                                                (2,524)          (185)                5,272           386
Class R-5                                                                (3,638)          (265)                  712            53
Total net increase
   (decrease)                                                        $ (668,860)       (48,924)            $ (49,511)       (3,629)

Year ended August 31, 2004
Class A                                                              $ (978,736)       (71,566)           $ (498,374)      (36,457)
Class B                                                                (116,635)        (8,526)              (73,227)       (5,353)
Class C                                                                 (91,990)        (6,728)              (49,680)       (3,636)
Class F                                                                 (15,994)        (1,171)                9,062           657
Class 529-A                                                              (8,764)          (641)                2,511           184
Class 529-B                                                              (4,395)          (320)               (1,238)          (89)
Class 529-C                                                              (6,225)          (455)                  965            70
Class 529-E                                                                (574)           (42)                  433            31
Class 529-F                                                                (234)           (17)                  312            23
Class R-1                                                                  (629)           (46)                1,013            74
Class R-2                                                               (22,637)        (1,654)               23,536         1,720
Class R-3                                                               (19,956)        (1,460)               22,135         1,617
Class R-4                                                                (2,454)          (180)                3,169           231
Class R-5                                                                (5,507)          (402)               (1,407)         (105)
Total net increase
   (decrease)                                                      $ (1,274,730)       (93,208)           $ (560,790)      (41,033)

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,532,145,000 and $2,435,772,000, respectively, during the year ended August 31, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2005, the custodian fee of $17,000, shown on the accompanying financial statements, was offset by this reduction, rather than paid in cash.




Financial highlights (1)

                                                                                     Income from investment operations(2)
                                                                                                      Net
                                                            Net asset                       gains (losses)
                                                               value,              Net      on securities            Total from
                                                            beginning       investment     (both realized            investment
                                                            of period           income     and unrealized)           operations
Class A:
 Year ended 8/31/2005                                          $13.74             $.44                $ -   (5)            $.44
 Year ended 8/31/2004                                           13.59              .43                .17                   .60
 Year ended 8/31/2003                                           13.73              .42               (.10)                  .32
 Year ended 8/31/2002                                           13.34              .57                .41                   .98
 Year ended 8/31/2001                                           12.76              .70                .63                  1.33
Class B:
 Year ended 8/31/2005                                           13.74              .34                  -   (5)             .34
 Year ended 8/31/2004                                           13.59              .33                .17                   .50
 Year ended 8/31/2003                                           13.73              .32               (.10)                  .22
 Year ended 8/31/2002                                           13.34              .48                .41                   .89
 Year ended 8/31/2001                                           12.76              .61                .63                  1.24
Class C:
 Year ended 8/31/2005                                           13.74              .33                  -   (5)             .33
 Year ended 8/31/2004                                           13.59              .32                .17                   .49
 Year ended 8/31/2003                                           13.73              .31               (.10)                  .21
 Year ended 8/31/2002                                           13.34              .47                .41                   .88
 Period from 3/15/2001 to 8/31/2001                             13.31              .25                .04                   .29
Class F:
 Year ended 8/31/2005                                           13.74              .44                  -   (5)             .44
 Year ended 8/31/2004                                           13.59              .43                .17                   .60
 Year ended 8/31/2003                                           13.73              .42               (.10)                  .32
 Year ended 8/31/2002                                           13.34              .56                .41                   .97
 Period from 3/15/2001 to 8/31/2001                             13.31              .29                .04                   .33
Class 529-A:
 Year ended 8/31/2005                                           13.74              .43                  -   (5)             .43
 Year ended 8/31/2004                                           13.59              .42                .17                   .59
 Year ended 8/31/2003                                           13.73              .42               (.10)                  .32
 Period from 2/20/2002 to 8/31/2002                             13.36              .27                .39                   .66
Class 529-B:
 Year ended 8/31/2005                                           13.74              .32                  -   (5)             .32
 Year ended 8/31/2004                                           13.59              .31                .17                   .48
 Year ended 8/31/2003                                           13.73              .29               (.10)                  .19
 Period from 2/20/2002 to 8/31/2002                             13.36              .19                .39                   .58
Class 529-C:
 Year ended 8/31/2005                                           13.74              .32                  -   (5)             .32
 Year ended 8/31/2004                                           13.59              .31                .17                   .48
 Year ended 8/31/2003                                           13.73              .29               (.10)                  .19
 Period from 2/19/2002 to 8/31/2002                             13.36              .22                .36                   .58
Class 529-E:
 Year ended 8/31/2005                                           13.74              .39                  -   (5)             .39
 Year ended 8/31/2004                                           13.59              .38                .17                   .55
 Year ended 8/31/2003                                           13.73              .37               (.10)                  .27
 Period from 3/7/2002 to 8/31/2002                              13.22              .24                .51                   .75
Class 529-F:
 Year ended 8/31/2005                                           13.74              .43                  -   (5)             .43
 Year ended 8/31/2004                                           13.59              .41                .17                   .58
 Period from 10/11/2002 to 8/31/2003                            13.83              .30               (.15)                  .15




Financial highlights (1)                                           (continued)

                                                                                    Income from investment operations(2)
                                                                                                      Net
                                                            Net asset                        gains(losses)
                                                               value,              Net      on securities            Total from
                                                            beginning       investment     (both realized            investment
                                                            of period           income     and unrealized)           operations
Class R-1:
 Year ended 8/31/2005                                          $13.74             $.33                $ -   (5)            $.33
 Year ended 8/31/2004                                           13.59              .32                .17                   .49
 Year ended 8/31/2003                                           13.73              .31               (.10)                  .21
 Period from 6/13/2002 to 8/31/2002                             13.40              .09                .33                   .42
Class R-2:
 Year ended 8/31/2005                                           13.74              .34                  -   (5)             .34
 Year ended 8/31/2004                                           13.59              .33                .17                   .50
 Year ended 8/31/2003                                           13.73              .31               (.10)                  .21
 Period from 5/31/2002 to 8/31/2002                             13.37              .10                .38                   .48
Class R-3:
 Year ended 8/31/2005                                           13.74              .39                  -   (5)             .39
 Year ended 8/31/2004                                           13.59              .38                .17                   .55
 Year ended 8/31/2003                                           13.73              .37               (.10)                  .27
 Period from 6/6/2002 to 8/31/2002                              13.36              .11                .38                   .49
Class R-4:
 Year ended 8/31/2005                                           13.74              .44                  -   (5)             .44
 Year ended 8/31/2004                                           13.59              .43                .17                   .60
 Year ended 8/31/2003                                           13.73              .42               (.10)                  .32
 Period from 5/28/2002 to 8/31/2002                             13.34              .14                .40                   .54
Class R-5:
 Year ended 8/31/2005                                           13.74              .48                  -   (5)             .48
 Year ended 8/31/2004                                           13.59              .47                .17                   .64
 Year ended 8/31/2003                                           13.73              .46               (.10)                  .36
 Period from 5/15/2002 to 8/31/2002                             13.27              .17                .48                   .65



Financial highlights (1)



                                                            Dividends
                                                            (from net        Net asset                              Net assets,
                                                           investment       value, end               Total        end of period
                                                               income)       of period           return (3)        (in millions)
Class A:
 Year ended 8/31/2005                                           $(.46)          $13.72               3.23%               $1,801
 Year ended 8/31/2004                                            (.45)           13.74                4.49                1,900
 Year ended 8/31/2003                                            (.46)           13.59                2.29                2,374
 Year ended 8/31/2002                                            (.59)           13.73                7.55                2,256
 Year ended 8/31/2001                                            (.75)           13.34               10.70                1,357
Class B:
 Year ended 8/31/2005                                            (.36)           13.72                2.51                  196
 Year ended 8/31/2004                                            (.35)           13.74                3.72                  221
 Year ended 8/31/2003                                            (.36)           13.59                1.58                  291
 Year ended 8/31/2002                                            (.50)           13.73                6.80                  184
 Year ended 8/31/2001                                            (.66)           13.34                9.94                   40
Class C:
 Year ended 8/31/2005                                            (.35)           13.72                2.45                  120
 Year ended 8/31/2004                                            (.34)           13.74                3.65                  122
 Year ended 8/31/2003                                            (.35)           13.59                1.51                  170
 Year ended 8/31/2002                                            (.49)           13.73                6.72                  122
 Period from 3/15/2001 to 8/31/2001                              (.26)           13.34                2.19                   15
Class F:
 Year ended 8/31/2005                                            (.46)           13.72                3.24                   54
 Year ended 8/31/2004                                            (.45)           13.74                4.45                   33
 Year ended 8/31/2003                                            (.46)           13.59                2.29                   23
 Year ended 8/31/2002                                            (.58)           13.73                7.51                   22
 Period from 3/15/2001 to 8/31/2001                              (.30)           13.34                2.53                    6
Class 529-A:
 Year ended 8/31/2005                                            (.45)           13.72                3.18                   38
 Year ended 8/31/2004                                            (.44)           13.74                4.40                   34
 Year ended 8/31/2003                                            (.46)           13.59                2.31                   31
 Period from 2/20/2002 to 8/31/2002                              (.29)           13.73                5.00                    9
Class 529-B:
 Year ended 8/31/2005                                            (.34)           13.72                2.34                   14
 Year ended 8/31/2004                                            (.33)           13.74                3.54                   13
 Year ended 8/31/2003                                            (.33)           13.59                1.38                   14
 Period from 2/20/2002 to 8/31/2002                              (.21)           13.73                4.40                    3
Class 529-C:
 Year ended 8/31/2005                                            (.34)           13.72                2.35                   23
 Year ended 8/31/2004                                            (.33)           13.74                3.55                   21
 Year ended 8/31/2003                                            (.33)           13.59                1.39                   20
 Period from 2/19/2002 to 8/31/2002                              (.21)           13.73                4.41                    7
Class 529-E:
 Year ended 8/31/2005                                            (.41)           13.72                2.88                    3
 Year ended 8/31/2004                                            (.40)           13.74                4.08                    2
 Year ended 8/31/2003                                            (.41)           13.59                1.92                    2
 Period from 3/7/2002 to 8/31/2002                               (.24)           13.73                5.76                    1
Class 529-F:
 Year ended 8/31/2005                                            (.45)           13.72                3.20                    2
 Year ended 8/31/2004                                            (.43)           13.74                4.33                    1
 Period from 10/11/2002 to 8/31/2003                             (.39)           13.59                1.04                    1




Financial highlights      (1)     (continued)



                                                            Dividends
                                                            (from net        Net asset                              Net assets,
                                                           investment       value, end               Total        end of period
                                                               income)       of period              return         (in millions)
Class R-1:
 Year ended 8/31/2005                                           $(.35)          $13.72               2.46%                   $3
 Year ended 8/31/2004                                            (.34)           13.74                3.66                    2
 Year ended 8/31/2003                                            (.35)           13.59                1.49                    1
 Period from 6/13/2002 to 8/31/2002                              (.09)           13.73                3.12                    - (7)
Class R-2:
 Year ended 8/31/2005                                            (.36)           13.72                2.50                   85
 Year ended 8/31/2004                                            (.35)           13.74                3.70                   68
 Year ended 8/31/2003                                            (.35)           13.59                1.53                   43
 Period from 5/31/2002 to 8/31/2002                              (.12)           13.73                3.57                    1
Class R-3:
 Year ended 8/31/2005                                            (.41)           13.72                2.88                   91
 Year ended 8/31/2004                                            (.40)           13.74                4.09                   73
 Year ended 8/31/2003                                            (.41)           13.59                1.93                   50
 Period from 6/6/2002 to 8/31/2002                               (.12)           13.73                3.68                    - (7)
Class R-4:
 Year ended 8/31/2005                                            (.46)           13.72                3.25                   13
 Year ended 8/31/2004                                            (.45)           13.74                4.45                    8
 Year ended 8/31/2003                                            (.46)           13.59                2.30                    5
 Period from 5/28/2002 to 8/31/2002                              (.15)           13.73                4.04                    - (7)
Class R-5:
 Year ended 8/31/2005                                            (.50)           13.72                3.56                    8
 Year ended 8/31/2004                                            (.49)           13.74                4.78                    7
 Year ended 8/31/2003                                            (.50)           13.59                2.63                    9
 Period from 5/15/2002 to 8/31/2002                              (.19)           13.73                4.89                    5




Financial highlights (1)


                                                          Ratio of expenses        Ratio of expenses
                                                             to average net           to average net                Ratio of
                                                              assets before             assets after              net income
                                                            reimbursements/          reimbursements/              to average
                                                                    waivers              waivers (4)              net assets
Class A:
 Year ended 8/31/2005                                                   .76%                     .74%                   3.17%
 Year ended 8/31/2004                                                   .71                      .71                    3.14
 Year ended 8/31/2003                                                   .76                      .76                    3.01
 Year ended 8/31/2002                                                   .80                      .80                    4.27
 Year ended 8/31/2001                                                   .85                      .85                    5.37
Class B:
 Year ended 8/31/2005                                                  1.48                     1.46                    2.45
 Year ended 8/31/2004                                                  1.47                     1.47                    2.38
 Year ended 8/31/2003                                                  1.46                     1.46                    2.23
 Year ended 8/31/2002                                                  1.50                     1.50                    3.47
 Year ended 8/31/2001                                                  1.51                     1.51                    4.47
Class C:
 Year ended 8/31/2005                                                  1.53                     1.51                    2.40
 Year ended 8/31/2004                                                  1.53                     1.53                    2.32
 Year ended 8/31/2003                                                  1.54                     1.54                    2.19
 Year ended 8/31/2002                                                  1.57                     1.57                    3.37
 Period from 3/15/2001 to 8/31/2001                                     .81                      .81                    1.97
Class F:
 Year ended 8/31/2005                                                   .75                      .73                    3.18
 Year ended 8/31/2004                                                   .75                      .75                    3.04
 Year ended 8/31/2003                                                   .75                      .75                    3.00
 Year ended 8/31/2002                                                   .83                      .83                    4.16
 Period from 3/15/2001 to 8/31/2001                                     .40                      .40                    2.35
Class 529-A:
 Year ended 8/31/2005                                                   .81                      .79                    3.13
 Year ended 8/31/2004                                                   .80                      .80                    3.02
 Year ended 8/31/2003                                                   .68                      .68                    2.91
 Period from 2/20/2002 to 8/31/2002                                     .92 (6)                  .92 (6)                3.82 (6)
Class 529-B:
 Year ended 8/31/2005                                                  1.65                     1.63                    2.29
 Year ended 8/31/2004                                                  1.64                     1.64                    2.20
 Year ended 8/31/2003                                                  1.63                     1.63                    1.92
 Period from 2/20/2002 to 8/31/2002                                    1.66 (6)                 1.66 (6)                3.16 (6)
Class 529-C:
 Year ended 8/31/2005                                                  1.64                     1.61                    2.30
 Year ended 8/31/2004                                                  1.63                     1.63                    2.20
 Year ended 8/31/2003                                                  1.62                     1.62                    1.99
 Period from 2/19/2002 to 8/31/2002                                    1.64 (6)                 1.64 (6)                3.13 (6)
Class 529-E:
 Year ended 8/31/2005                                                  1.11                     1.09                    2.83
 Year ended 8/31/2004                                                  1.11                     1.11                    2.71
 Year ended 8/31/2003                                                  1.10                     1.10                    2.48
 Period from 3/7/2002 to 8/31/2002                                      .55                      .55                    1.78
Class 529-F:
 Year ended 8/31/2005                                                   .78                      .75                    3.18
 Year ended 8/31/2004                                                   .86                      .86                    2.94
 Period from 10/11/2002 to 8/31/2003                                    .84 (6)                  .84 (6)                2.49 (6)




Financial highlights (1)                                            (continued)


                                                          Ratio of expenses        Ratio of expenses
                                                             to average net           to average net                Ratio of
                                                              assets before             assets after              net income
                                                            reimbursements/          reimbursements/              to average
                                                                    waivers              waivers (4)              net assets
Class R-1:
 Year ended 8/31/2005                                                  1.66%                    1.50%                   2.43%
 Year ended 8/31/2004                                                  1.74                     1.52                    2.26
 Year ended 8/31/2003                                                  2.02                     1.52                    1.86
 Period from 6/13/2002 to 8/31/2002                                     .39                      .31                     .64
Class R-2:
 Year ended 8/31/2005                                                  1.94                     1.47                    2.46
 Year ended 8/31/2004                                                  2.02                     1.48                    2.32
 Year ended 8/31/2003                                                  2.05                     1.47                    1.81
 Period from 5/31/2002 to 8/31/2002                                     .53                      .38                     .72
Class R-3:
 Year ended 8/31/2005                                                  1.20                     1.08                    2.84
 Year ended 8/31/2004                                                  1.23                     1.10                    2.71
 Year ended 8/31/2003                                                  1.16                     1.08                    1.80
 Period from 6/6/2002 to 8/31/2002                                      .35                      .27                     .83
Class R-4:
 Year ended 8/31/2005                                                   .74                      .72                    3.21
 Year ended 8/31/2004                                                   .74                      .74                    3.05
 Year ended 8/31/2003                                                   .75                      .73                    2.58
 Period from 5/28/2002 to 8/31/2002                                     .27                      .20                    1.00
Class R-5:
 Year ended 8/31/2005                                                   .43                      .41                    3.50
 Year ended 8/31/2004                                                   .42                      .42                    3.39
 Year ended 8/31/2003                                                   .43                      .43                    3.31
 Period from 5/15/2002 to 8/31/2002                                     .13                      .13                    1.24


                                                                                       Year ended August 31
                                                                           2005      2004        2003      2002        2001

Portfolio turnover rate for all classes of shares                          104%       72%         82%       95%         44%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 8/31/2005, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.
(7) Amount less than $1 million.


See Notes to Financial Statements



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The American Funds Income Series - U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the "Fund"), including the summary investment portfolio, as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series - U.S. Government Securities Fund as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Costa Mesa, California
October 7, 2005



TAX INFORMATION                                                      unaudited

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending August 31, 2005.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $47,582,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



OTHER SHARE CLASS RESULTS                                             unaudited

Class B, Class C, Class F and Class 529
Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2005 (the most recent calendar quarter):

                                                                              1 year           5 years        Life of class
Class B shares -- first sold 3/15/00
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only if
     shares are sold within six years of purchase                             -3.66%           +4.20%            +4.88%
Not reflecting CDSC                                                           +1.28%           +4.54%            +5.02%

Class C shares -- first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                              +0.24%            --                +3.38%
Not reflecting CDSC                                                           +1.22%            --                +3.38%

Class F shares(1) -- first sold 3/15/01
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +2.00%            --                +4.16%

Class 529-A shares(2) -- first sold 2/20/02
Reflecting 3.75% maximum sales charge                                         -1.85%            --                +2.74%
Not reflecting maximum sales charge                                           +1.94%            --                +3.83%

Class 529-B shares(2) -- first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                     -3.82%            --                +2.14%
Not reflecting CDSC                                                           +1.11%            --                +2.92%

Class 529-C shares(2) -- first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                              +0.14%            --                +2.93%
Not reflecting CDSC                                                           +1.13%            --                +2.93%

Class 529-E shares(1,2) -- first sold 3/7/02                                  +1.65%            --                +3.80%

Class 529-F shares(1,2) -- first sold 10/11/02
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +1.98%            --                +2.53%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 18 for details.

(1) These shares are sold without any initial or contingent deferred sales charge.
(2) Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.



EXPENSE EXAMPLE                                                       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2005, through August 31, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                      Beginning account            Ending account           Expenses paid            Annualized
                                         value 3/1/2005           value 8/31/2005        during period(1)         expense ratio

Class A -- actual return                      $1,000.00                 $1,025.85                   $3.73                  .73%
Class A -- assumed 5% return                   1,000.00                  1,021.53                    3.72                  .73
Class B -- actual return                       1,000.00                  1,022.22                    7.39                 1.45
Class B -- assumed 5% return                   1,000.00                  1,017.90                    7.38                 1.45
Class C -- actual return                       1,000.00                  1,021.98                    7.64                 1.50
Class C -- assumed 5% return                   1,000.00                  1,017.64                    7.63                 1.50
Class F -- actual return                       1,000.00                  1,025.92                    3.63                  .71
Class F -- assumed 5% return                   1,000.00                  1,021.63                    3.62                  .71
Class 529-A -- actual return                   1,000.00                  1,025.60                    3.98                  .78
Class 529-A -- assumed 5% return               1,000.00                  1,021.27                    3.97                  .78
Class 529-B -- actual return                   1,000.00                  1,021.38                    8.25                 1.62
Class 529-B -- assumed 5% return               1,000.00                  1,017.04                    8.24                 1.62
Class 529-C -- actual return                   1,000.00                  1,021.47                    8.15                 1.60
Class 529-C -- assumed 5% return               1,000.00                  1,017.14                    8.13                 1.60
Class 529-E -- actual return                   1,000.00                  1,024.10                    5.46                 1.07
Class 529-E -- assumed 5% return               1,000.00                  1,019.81                    5.45                 1.07
Class 529-F -- actual return                   1,000.00                  1,026.07                    3.42                  .67
Class 529-F -- assumed 5% return               1,000.00                  1,021.83                    3.41                  .67
Class R-1 -- actual return                     1,000.00                  1,022.02                    7.59                 1.49
Class R-1 -- assumed 5% return                 1,000.00                  1,017.69                    7.58                 1.49
Class R-2 -- actual return                     1,000.00                  1,022.15                    7.44                 1.46
Class R-2 -- assumed 5% return                 1,000.00                  1,017.85                    7.43                 1.46
Class R-3 -- actual return                     1,000.00                  1,024.10                    5.51                 1.08
Class R-3 -- assumed 5% return                 1,000.00                  1,019.76                    5.50                 1.08
Class R-4 -- actual return                     1,000.00                  1,025.91                    3.63                  .71
Class R-4 -- assumed 5% return                 1,000.00                  1,021.63                    3.62                  .71
Class R-5 -- actual return                     1,000.00                  1,027.48                    2.10                  .41
Class R-5 -- assumed 5% return                 1,000.00                  1,023.14                    2.09                  .41

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).


APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT

The fund's Board members have approved the renewal of the fund's Investment Advisory and Service Agreement (the "agreement") with Capital Research and Management Company ("CRMC") for an additional one-year term through May 31, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund's Contracts Committee (the "committee"), which is comprised of all of the fund's independent Board members. The information, material facts and conclusions that formed the basis for the committee's recommendation and the Board's subsequent approval are described below.

1. INFORMATION RECEIVED

Materials reviewed

During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund's investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund's investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. NATURE, EXTENT AND QUALITY OF SERVICES

CRMC, its personnel and its resources

The Board and the committee considered the depth and quality of CRMC's investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC's commitment to investing in information technology supporting investment management and compliance. They further considered CRMC's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services

The Board and the committee considered CRMC's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and will continue to benefit the fund and its shareholders.

3. INVESTMENT RESULTS

The Board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income as well as preserving capital by investing primarily in securities that are guaranteed by the U.S. government. They compared the fund's total returns with the total returns of the Lipper General U.S. Government Funds Index (the Lipper category that includes the fund), the averages of the funds included in the Index each year, and (because of the fund's substantial investment in GNMA and other agency mortgage-related securities in recent years) the averages of a group of selected large funds in the Lipper General U.S. Government Funds, U.S. Mortgage Funds and GNMA Funds categories. The Board and the committee noted that for the one-, three-, five- and 10-year periods ended December 31, 2004, the fund's investment results lagged those of the Index and the averages of the comparable funds. The Board and the committee further noted that the fund's relative investment results were affected by the narrow range of the investment results in the various comparison groups and by the fund's emphasis on maintaining the safety of its assets and low volatility in the price of its shares. The Board also noted CRMC's planned addition of a number of analysts and analytic tools related to management of the types of securities held by the fund. The Board and the committee ultimately concluded that CRMC's record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper General U.S. Government Funds Index. The Board and the committee observed that the fund's advisory fee and total expenses were well below the median fees and expenses for all such other funds for the entire 10-year period ended December 31, 2004. The Board and the committee also noted the complexwide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver it proposed to implement during the forthcoming year. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the Fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected CRMC's significantly greater responsibilities with respect to American Funds and the more comprehensive regulatory regime applicable to mutual funds.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board and the committee reviewed information regarding CRMC's costs of providing services to American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC's investment professionals were compensated and CRMC's view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC's willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund's advisory fee structure provide for reductions in the level of fees charged by CRMC to the fund as fund assets and gross income increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund's cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. ANCILLARY BENEFITS

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC's relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC's affiliated transfer agent; sales charges and distribution fees received and retained by the fund's principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC's institutional management affiliate. The Board and the committee reviewed CRMC's portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund's shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.

BOARD OF TRUSTEES

"NON-INTERESTED" TRUSTEES

                                             YEAR FIRST
                                               ELECTED
                                              A TRUSTEE
NAME AND AGE                               OF THE FUND(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 71                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 72                       1985          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

Diane C. Creel, 56                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 70                               1989          Chairman of the Board and CEO, Senior Resource
Chairman of the Board                                         Group LLC (development and management of senior
(Independent and Non-Executive)                               living communities)

Leonard R. Fuller, 59                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 59                             2005          President, Dumbarton Group LLC (consulting); former  Executive Vice
                                                              President -- Policy and Oversight, NASD

Richard G. Newman, 70                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

Frank M. Sanchez, 62                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" TRUSTEES

                                             NUMBER OF
                                             PORTFOLIOS
                                              IN FUND
                                             COMPLEX(2)
                                            OVERSEEN BY
NAME AND AGE                                   TRUSTEE        OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 71

H. Frederick Christie, 72                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 56                               12           Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.; Teledyne
                                                              Technologies

Martin Fenton, 70                                16           None
Chairman of the Board
(Independent and Non-Executive)

Leonard R. Fuller, 59                            14           None

R. Clark Hooper, 59                              13           None

Richard G. Newman, 70                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 62                             12           None


"INTERESTED" TRUSTEES(4)

                                             YEAR FIRST
                                             ELECTED A
                                             TRUSTEE OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                  OFFICER        AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                         OF THE FUND(1)     PRINCIPAL UNDERWRITER OF THE FUND

Abner D. Goldstine, 75                          1985          Senior Vice President and Director, Capital Research
Vice Chairman of the Board                                    and Management Company

Paul G. Haaga, Jr., 56                          1985          Executive Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

John H. Smet, 49                                1993          Senior Vice President, Capital Research and
President                                                     Management Company; Director, American Funds Distributors, Inc.(5)


"INTERESTED" TRUSTEES(4)

                                              NUMBER OF
                                             PORTFOLIOS
                                               IN FUND
                                             COMPLEX(2)
NAME, AGE AND                               OVERSEEN BY
POSITION WITH FUND                             TRUSTEE        OTHER DIRECTORSHIPS(3) HELD BY TRUSTEE

Abner D. Goldstine, 75                           12           None
Vice Chairman of the Board

Paul G. Haaga, Jr., 56                           16           None
Vice Chairman of the Board

John H. Smet, 49                                  2           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.

OTHER OFFICERS

                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                  OFFICER        AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                         OF THE FUND(1)     PRINCIPAL UNDERWRITER OF THE FUND

Thomas H. Hogh, 42                              2004          Vice President, Capital International Research, Inc.(5)
Vice President

Kristine M. Nishiyama, 35                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company; Vice
                                                              President and Counsel -- Capital Bank and Trust Company(5)

Julie F. Williams, 57                           1985          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 37                           2002          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 41                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 35                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823


TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in U.S. Government Securities Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.72 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.77 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had lower annual expenses (by 0.01 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM. IF YOU RESIDE IN A STATE OTHER THAN VIRGINIA, THERE MAY BE AN IN-STATE PLAN THAT PROVIDES TAX AND OTHER BENEFITS NOT AVAILABLE THROUGH COLLEGEAMERICA. TALK TO YOUR TAX ADVISER. COLLEGEAMERICA IS DISTRIBUTED BY AMERICAN FUNDS DISTRIBUTORS AND SOLD THROUGH UNAFFILIATED INTERMEDIARIES.

"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete August 31, 2005, portfolio of U.S. Government Securities Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

CollegeAmerica is sponsored by
Virginia College Savings Plan(SM)


WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
>  U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

The Capital Group Companies

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-922-1005P

Litho in USA DD/L/8058-S4705

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Martin Fenton, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

          Registrant:
               a) Audit Fees:
                    2004             $54,000
                    2005             $62,000
               b) Audit- Related Fees:
                    2004             $8,000
                    2005             none
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with Statement on
                    Auditing   Standards   Number  70  issued  by  the  American
                    Institute of Certified Public Accountants.
               c) Tax Fees:
                    2004             $6,000
                    2005             $6,000
                    The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.
               d) All Other Fees:
                    2004             none
                    2005             none

          Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
               a) Not Applicable
               b) Audit- Related Fees:
                    2004             $259,000
                    2005             $428,000
                    The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
               c) Tax Fees:
                    2004             none
                    2005             none
               d) All Other Fees:
                    2004             none
                    2005             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $778,000 for fiscal year 2004 and $1,178,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.



ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.


ITEM 6 - Schedule of Investments

[logo - American Funds(R)]

U.S. GOVERNMENT SECURITIES FUND(SM)
Investment portfolio

August 31, 2005

                                                                                                Principal amount     Market value
Bonds & notes -- 97.91%                                                                                    (000)            (000)


U.S. TREASURY BONDS & NOTES -- 45.64%
U.S. Treasury 4.625% 2006                                                                             $    9,600    $       9,660
U.S. Treasury 5.625% 2006                                                                                 13,475           13,594
U.S. Treasury 6.875% 2006                                                                                 28,000           28,608
U.S. Treasury 3.25% 2007                                                                                  36,985           36,586
U.S. Treasury 3.375% 2007(1)                                                                               2,934            3,039
U.S. Treasury 4.375% 2007                                                                                  6,175            6,232
U.S. Treasury 6.25% 2007                                                                                  44,500           46,058
U.S. Treasury 6.625% 2007                                                                                  5,280            5,524
U.S. Treasury 3.375% 2008                                                                                 22,000           21,694
U.S. Treasury 3.625% 2008(1)                                                                              34,047           36,068
U.S. Treasury 5.625% 2008                                                                                 12,000           12,550
U.S. Treasury 3.625% 2009                                                                                138,000          136,889
U.S. Treasury 3.875% 2009(1)                                                                              14,232           15,448
U.S. Treasury 5.50% 2009                                                                                 107,750          113,970
U.S. Treasury 6.00% 2009                                                                                   1,155            1,245
U.S. Treasury 4.00% 2010                                                                                  72,500           72,907
U.S. Treasury 5.75% 2010                                                                                  71,435           77,463
U.S. Treasury 5.00% 2011                                                                                   7,250            7,673
U.S. Treasury 5.00% 2011                                                                                   1,325            1,398
U.S. Treasury 3.00% 2012(1)                                                                                4,089            4,466
U.S. Treasury 4.375% 2012                                                                                 17,355           17,868
U.S. Treasury 3.625% 2013(2)                                                                              18,000           17,626
U.S. Treasury 3.875% 2013                                                                                 50,485           50,256
U.S. Treasury 4.25% 2013                                                                                  39,500           40,241
U.S. Treasury 12.00% 2013                                                                                 10,000           12,263
U.S. Treasury 2.00% 2014(1)                                                                               24,184           24,870
U.S. Treasury 4.00% 2014                                                                                     560              560
U.S. Treasury 4.25% 2014                                                                                  76,250           77,549
U.S. Treasury 7.50% 2016(2)                                                                                5,750            7,479
U.S. Treasury 9.25% 2016                                                                                  15,380           22,070
U.S. Treasury 8.875% 2019                                                                                 20,100           29,660
U.S. Treasury 7.875% 2021                                                                                  7,155           10,055
U.S. Treasury 6.50% 2026                                                                                  21,250           27,622
U.S. Treasury 3.875% 2029(1)                                                                               5,620            7,781
U.S. Treasury 5.25% 2029                                                                                  42,750           48,635
U.S. Treasury 6.25% 2030                                                                                   5,250            6,800
U.S. Treasury 5.375% 2031                                                                                 37,250           43,664
U.S. Treasury 3.375% 2032(1)                                                                               4,641            6,214
U.S. Treasury Principal Strip 0% 2011                                                                      5,285            4,158
U.S. Treasury Principal Strip 0% 2019                                                                     21,790           12,264
                                                                                                                        1,118,707

MORTGAGE-BACKED OBLIGATIONS(3) -- 35.35%
Government National Mortgage Assn. 7.50% 2009                                                                 87               90
Government National Mortgage Assn. 7.50% 2009                                                                 45               48
Government National Mortgage Assn. 9.00% 2009                                                                264              276
Government National Mortgage Assn. 9.50% 2009                                                                 54               57
Government National Mortgage Assn. 7.50% 2011                                                                131              138
Government National Mortgage Assn. 7.50% 2011                                                                 12               13
Government National Mortgage Assn. 5.50% 2013                                                                221              229
Government National Mortgage Assn. 6.00% 2013                                                             11,029           11,481
Government National Mortgage Assn. 6.00% 2013                                                                978            1,017
Government National Mortgage Assn. 6.00% 2013                                                                241              250
Government National Mortgage Assn. 6.00% 2013                                                                206              214
Government National Mortgage Assn. 6.00% 2014                                                              4,580            4,760
Government National Mortgage Assn. 6.00% 2014                                                                566              587
Government National Mortgage Assn. 6.00% 2014                                                                460              478
Government National Mortgage Assn. 6.00% 2014                                                                339              352
Government National Mortgage Assn. 6.00% 2014                                                                153              159
Government National Mortgage Assn. 6.50% 2014                                                                521              543
Government National Mortgage Assn. 6.50% 2014                                                                501              522
Government National Mortgage Assn. 6.50% 2014                                                                454              473
Government National Mortgage Assn. 6.50% 2014                                                                290              303
Government National Mortgage Assn. 6.50% 2014                                                                246              256
Government National Mortgage Assn. 6.50% 2014                                                                241              251
Government National Mortgage Assn. 6.50% 2014                                                                208              217
Government National Mortgage Assn. 6.50% 2014                                                                182              190
Government National Mortgage Assn. 6.50% 2014                                                                168              175
Government National Mortgage Assn. 6.50% 2014                                                                139              145
Government National Mortgage Assn. 6.50% 2014                                                                137              143
Government National Mortgage Assn. 6.50% 2014                                                                130              135
Government National Mortgage Assn. 6.50% 2014                                                                 66               69
Government National Mortgage Assn. 6.50% 2014                                                                 19               19
Government National Mortgage Assn. 5.50% 2016                                                              1,130            1,164
Government National Mortgage Assn. 5.50% 2016                                                                670              690
Government National Mortgage Assn. 5.50% 2016                                                                586              604
Government National Mortgage Assn. 5.50% 2016                                                                525              541
Government National Mortgage Assn. 5.50% 2016                                                                502              517
Government National Mortgage Assn. 5.50% 2016                                                                494              509
Government National Mortgage Assn. 5.50% 2016                                                                452              466
Government National Mortgage Assn. 5.50% 2016                                                                445              458
Government National Mortgage Assn. 5.50% 2016                                                                340              351
Government National Mortgage Assn. 5.50% 2016                                                                314              323
Government National Mortgage Assn. 5.50% 2016                                                                264              272
Government National Mortgage Assn. 5.50% 2016                                                                242              249
Government National Mortgage Assn. 5.50% 2016                                                                238              245
Government National Mortgage Assn. 5.50% 2016                                                                152              157
Government National Mortgage Assn. 5.50% 2016                                                                139              143
Government National Mortgage Assn. 6.00% 2016                                                              1,877            1,947
Government National Mortgage Assn. 6.00% 2016                                                                916              950
Government National Mortgage Assn. 6.00% 2016                                                                882              915
Government National Mortgage Assn. 6.00% 2016                                                                541              561
Government National Mortgage Assn. 6.50% 2016                                                                710              739
Government National Mortgage Assn. 6.50% 2016                                                                506              527
Government National Mortgage Assn. 9.00% 2016                                                                 99              110
Government National Mortgage Assn. 5.50% 2017                                                              6,493            6,688
Government National Mortgage Assn. 5.50% 2017                                                              5,151            5,305
Government National Mortgage Assn. 6.00% 2017                                                                670              695
Government National Mortgage Assn. 6.00% 2017                                                                561              582
Government National Mortgage Assn. 10.00% 2019                                                             1,824            2,111
Government National Mortgage Assn. 8.50% 2020                                                                 39               43
Government National Mortgage Assn. 8.50% 2021                                                                 84               92
Government National Mortgage Assn. 8.50% 2021                                                                 26               29
Government National Mortgage Assn. 10.00% 2021                                                               581              678
Government National Mortgage Assn. 8.50% 2022                                                                 31               34
Government National Mortgage Assn. 8.50% 2022                                                                 25               28
Government National Mortgage Assn. 8.50% 2022                                                                  6                7
Government National Mortgage Assn. 8.50% 2023                                                                 26               29
Government National Mortgage Assn. 6.00% 2028                                                              3,260            3,379
Government National Mortgage Assn. 6.00% 2028                                                              1,791            1,856
Government National Mortgage Assn. 6.00% 2028                                                                357              369
Government National Mortgage Assn. 6.50% 2028                                                                275              287
Government National Mortgage Assn. 6.00% 2029                                                              5,981            6,199
Government National Mortgage Assn. 6.00% 2029                                                                213              221
Government National Mortgage Assn. 5.50% 2031                                                              2,214            2,260
Government National Mortgage Assn. 5.50% 2033                                                              9,641            9,838
Government National Mortgage Assn. 5.00% 2034(4)                                                           4,340            4,368
Government National Mortgage Assn. 5.00% 2034(4)                                                           3,248            3,268
Government National Mortgage Assn. 6.50% 2034                                                             16,317           17,092
Government National Mortgage Assn. 7.00% 2034                                                             13,547           14,344
Government National Mortgage Assn. 4.00% 2035(4)                                                          14,210           14,032
Government National Mortgage Assn. 4.00% 2035(4)                                                          12,500           12,307
Government National Mortgage Assn. 4.00% 2035(4)                                                           9,910            9,757
Government National Mortgage Assn. 4.00% 2035(4)                                                           4,229            4,170
Government National Mortgage Assn. 4.50% 2035(4)                                                          14,968           14,932
Government National Mortgage Assn. 4.50% 2035(4)                                                          13,767           13,725
Government National Mortgage Assn. 5.00% 2035(4)                                                          47,059           47,359
Government National Mortgage Assn. 5.00% 2035                                                             15,598           15,648
Government National Mortgage Assn. 5.00% 2035                                                             13,443           13,486
Government National Mortgage Assn. 5.00% 2035(4)                                                           3,384            3,405
Government National Mortgage Assn. 5.50% 2035                                                             24,854           25,290
Government National Mortgage Assn. 5.50% 2035                                                             17,200           17,502
Government National Mortgage Assn. 5.50% 2035                                                             12,334           12,571
Government National Mortgage Assn. 6.00% 2035                                                             59,499           61,174
Government National Mortgage Assn. 6.00% 2035                                                             21,524           22,130
Government National Mortgage Assn. 6.00% 2035                                                             17,601           18,097
Government National Mortgage Assn. 6.00% 2035                                                             12,000           12,338
Government National Mortgage Assn., Series 2004-84, Class A, 3.624% 2017                                   8,589            8,433
Government National Mortgage Assn., Series 2002-28, Class A, 4.776% 2018                                   2,668            2,694
Fannie Mae 8.50% 2007                                                                                         12               12
Fannie Mae 8.50% 2008                                                                                          9                9
Fannie Mae 7.00% 2009                                                                                         79               83
Fannie Mae 7.00% 2009                                                                                         75               78
Fannie Mae 9.00% 2009                                                                                         34               35
Fannie Mae 7.00% 2010                                                                                        620              650
Fannie Mae 8.50% 2010                                                                                         36               38
Fannie Mae 7.00% 2011                                                                                         39               41
Fannie Mae 9.50% 2011                                                                                         38               40
Fannie Mae 8.50% 2013                                                                                         21               21
Fannie Mae 8.50% 2014                                                                                         38               39
Fannie Mae 6.00% 2015                                                                                      4,111            4,248
Fannie Mae 5.00% 2017                                                                                      4,667            4,709
Fannie Mae 6.00% 2017                                                                                      2,173            2,244
Fannie Mae 7.00% 2017                                                                                        328              344
Fannie Mae 5.50% 2018                                                                                     16,737           17,118
Fannie Mae 12.00% 2019                                                                                       965            1,133
Fannie Mae 9.50% 2022                                                                                         91              102
Fannie Mae 11.121% 2025(4)                                                                                 6,640            7,803
Fannie Mae 9.50% 2026                                                                                        523              594
Fannie Mae 8.50% 2027                                                                                         30               33
Fannie Mae 7.00% 2028                                                                                        268              282
Fannie Mae 7.00% 2028                                                                                        190              200
Fannie Mae 7.50% 2029                                                                                        595              633
Fannie Mae 7.00% 2030                                                                                        151              159
Fannie Mae 7.50% 2030                                                                                        158              168
Fannie Mae 7.50% 2030                                                                                         74               79
Fannie Mae 6.50% 2031                                                                                        483              500
Fannie Mae 6.50% 2031                                                                                        290              300
Fannie Mae 6.50% 2031                                                                                        270              280
Fannie Mae 7.00% 2031                                                                                        132              138
Fannie Mae 7.50% 2031                                                                                        468              497
Fannie Mae 7.50% 2031                                                                                        161              172
Fannie Mae 7.50% 2031                                                                                        157              167
Fannie Mae 7.50% 2031                                                                                        133              141
Fannie Mae 8.00% 2031                                                                                      6,043            6,558
Fannie Mae 6.50% 2032                                                                                      4,157            4,298
Fannie Mae 6.50% 2032                                                                                      1,997            2,064
Fannie Mae 6.50% 2032                                                                                        627              649
Fannie Mae 6.50% 2032                                                                                        301              311
Fannie Mae 7.00% 2032                                                                                      2,103            2,208
Fannie Mae 3.816% 2033(4)                                                                                  4,829            4,788
Fannie Mae 4.028% 2033(4)                                                                                    630              623
Fannie Mae 4.052% 2033(4)                                                                                  3,719            3,702
Fannie Mae 4.195% 2033(4)                                                                                 14,903           14,872
Fannie Mae 4.43% 2033(4)                                                                                   6,846            6,856
Fannie Mae 6.00% 2034                                                                                     20,226           20,705
Fannie Mae 6.00% 2034                                                                                      8,810            9,019
Fannie Mae 6.00% 2034                                                                                      4,490            4,596
Fannie Mae 6.00% 2034                                                                                        313              320
Fannie Mae 6.00% 2034                                                                                        250              256
Fannie Mae 4.495% 2035(4)                                                                                  5,623            5,623
Fannie Mae 4.5% 2035(4)                                                                                    3,273            3,272
Fannie Mae 4.60% 2035(4)                                                                                   5,304            5,310
Fannie Mae 5.00% 2035                                                                                      7,250            7,197
Fannie Mae 5.50% 2035                                                                                     13,930           14,079
Fannie Mae 5.50% 2035                                                                                      7,000            7,068
Fannie Mae 6.00% 2035                                                                                      7,000            7,166
Fannie Mae, Series 91-50, Class H, 7.75% 2006                                                                 29               29
Fannie Mae, Series 1997-M5, Class C, ACES, 6.74% 2007                                                      5,000            5,202
Fannie Mae, Series 1998-M6, Class A-2, ACES, 6.32% 2008                                                    1,701            1,777
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012                                                          15,000           15,091
Fannie Mae, Series 2002-T11, Class A, 4.769% 2012                                                          6,368            6,459
Fannie Mae, Trust 35, Class 2, 12.00% 2018                                                                    32               36
Fannie Mae, Series 90-93, Class G, 5.50% 2020                                                                135              135
Fannie Mae, Series 1992-119, Class Z, 8.00% 2022                                                             402              424
Fannie Mae, Series 2001-4, Class NA, 11.847% 2025(4)                                                       6,310            7,220
Fannie Mae, Series 1997-M6, Class ZA, 6.85% 2026                                                          17,271           18,078
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                          1,498            1,593
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029                                                          5,023            5,354
Fannie Mae, Series 2001-20, Class E, 9.602% 2031(4)                                                          193              213
Fannie Mae, Series 2001-20, Class C, 11.991% 2031(4)                                                         870            1,008
Fannie Mae, Series 2003-M2, Class D, 4.68% 2033(4)                                                        11,000           10,551
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035                                                          27,683           27,403
Fannie Mae, Series 2003-W4, Class 1A-2, 3.063% 2038                                                          184              184
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039                                                          1,864            1,984
Fannie Mae, Series 2003-W4, Class 1A-3, 3.991% 2040                                                        3,000            2,974
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                           1,508            1,597
Freddie Mac 8.25% 2007                                                                                        25               26
Freddie Mac 7.00% 2008                                                                                        50               52
Freddie Mac 8.75% 2008                                                                                        30               31
Freddie Mac 8.50% 2009                                                                                        62               65
Freddie Mac 8.00% 2012                                                                                        49               51
Freddie Mac 6.00% 2014                                                                                       362              374
Freddie Mac 4.00% 2015                                                                                     3,266            3,189
Freddie Mac 12.00% 2015                                                                                       20               24
Freddie Mac 6.00% 2017                                                                                     1,187            1,225
Freddie Mac 8.00% 2017                                                                                       422              454
Freddie Mac 8.50% 2018                                                                                        18               19
Freddie Mac 8.50% 2020                                                                                       300              328
Freddie Mac 8.50% 2021                                                                                        96              106
Freddie Mac 10.00% 2025                                                                                    2,331            2,702
Freddie Mac 4.068% 2033(4)                                                                                11,233           11,159
Freddie Mac 6.00% 2033                                                                                    23,660           24,218
Freddie Mac 6.00% 2034                                                                                    27,505           28,153
Freddie Mac 6.00% 2034                                                                                     5,338            5,464
Freddie Mac 4.62% 2035(4)                                                                                  8,968            8,966
Freddie Mac 4.648% 2035(4)                                                                                26,283           26,282
Freddie Mac 6.50% 2035                                                                                     7,004            7,246
Freddie Mac 6.50% 2035                                                                                     3,717            3,841
Freddie Mac 6.50% 2035                                                                                     3,221            3,329
Freddie Mac 6.50% 2035                                                                                     1,450            1,498
Freddie Mac 6.50% 2035                                                                                     1,254            1,297
Freddie Mac, Series H009, Class A-2, 1.876% 2008(4)                                                        1,342            1,328
Freddie Mac, Series 2289-NA, 11.994% 2020(4)                                                               3,797            4,304
Freddie Mac, Series 178, Class Z, 9.25% 2021                                                                 128              128
Freddie Mac, Series 2289, Class NB, 11.475% 2022(4)                                                          720              808
Freddie Mac, Series 1567, Class A, 4.025% 2023(4)                                                             93               90
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032                                                           1,258            1,335
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                         1,216            1,211
Paine Webber CMO, Series O, Class 5, 9.50% 2019(5)                                                           347              377
                                                                                                                          866,502

FEDERAL AGENCY BONDS & NOTES -- 16.92%
Freddie Mac 3.35% 2007                                                                                     7,000            6,919
Freddie Mac 5.125% 2008                                                                                    9,500            9,793
Freddie Mac 5.75% 2009                                                                                    60,000           63,213
Freddie Mac 6.625% 2009                                                                                   69,000           75,360
Freddie Mac 4.125% 2010                                                                                   76,250           76,064
Freddie Mac 5.00% 2014                                                                                    26,000           27,284
Federal Home Loan Bank 2.875% 2006                                                                         7,000            6,941
Federal Home Loan Bank 3.625% 2007                                                                         8,375            8,304
Federal Home Loan Bank 3.70% 2007                                                                         14,535           14,422
Federal Home Loan Bank 3.75% 2007                                                                         24,280           24,114
Federal Home Loan Bank 3.75% 2008                                                                          1,000              987
Federal Home Loan Bank 5.75% 2008                                                                          7,725            8,033
Small Business Administration, Series 2001-20K, 5.34% 2021(3)                                              3,814            3,974
Small Business Administration, Series 2001-20J, 5.76% 2021(3)                                              1,927            2,030
Small Business Administration, Series 2001-20F, 6.44% 2021(3)                                              9,264            9,974
Small Business Administration, Series 2001-20G, 6.625% 2021(3)                                             2,998            3,274
Small Business Administration, Series 2002-20J, 4.75% 2022(3)                                              7,136            7,249
Small Business Administration, Series 2002-20K, 5.08% 2022(3)                                              4,052            4,172
Small Business Administration, Series 2002-20C, 6.07% 2022(3)                                              2,908            3,097
Small Business Administration, Series 2002-20D, 6.41% 2022(3)                                              4,074            4,388
Small Business Administration, Series 2003-20B, 4.84% 2023(3)                                             10,727           10,936
Fannie Mae 6.625% 2009                                                                                    11,900           12,995
Federal Agricultural Mortgage Corp. 4.25% 2008                                                             9,250            9,268
United States Government-Guaranteed Certificates of Participation, Overseas
   Private Investment Corp., Series 2000-044-A, 3.74% 2015(3)                                              7,276            7,109
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc.
   (Title XI) 5.88% 2012(3)                                                                                6,364            6,615
State of Israel; United States Agency for International Development, Class 1-A, 5.50% 2023                 5,000            5,551
United States Government-Guaranteed, Perforadora Centrale SA de CV (Title XI) 4.92% 2018(3)                2,702            2,752
                                                                                                                          414,818

Total bonds & notes (cost: $2,376,424,000)                                                                              2,400,027



Short-term securities -- 1.91%


Federal Home Loan Bank 3.20% due 9/1/2005                                                          46,800                  46,796


Total short-term securities (cost: $46,796,000)                                                                            46,796


Total investment securities (cost: $2,423,220,000)                                                                      2,446,823
Other assets less liabilities                                                                                               4,321

Net assets                                                                                                             $2,451,144


(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Coupon rate may change periodically.
(5) Comprised of federal agency originated or guaranteed loans.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Trustees of The American Funds Income Series - U.S. Government Securities Fund

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The American Funds Income Series - U.S. Government Securities Fund, (the "Fund") as of August 31, 2005, and for the year then ended and have issued our report thereon dated October 7, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of August 31, 2005 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche, LLP
Costa Mesa, California
October 7, 2005


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ``interested persons'' of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES


By /s/ John H. Smet
-------------------------------
John H. Smet, President and PEO

Date: November 8, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ John H. Smet
-------------------------------
John H. Smet, President and PEO

Date: November 8, 2005



By /s/ Sharon G. Moseley
------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: November 8, 2005